UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2025

RBB BANCORP
(Exact name of Registrant as Specified in Its Charter)

California	001-38149	27-2776416
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1055 Wilshire Blvd., 12th floor, Los Angeles, California		90017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (213) 627-9888

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12 (b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, No Par Value	RBB	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On October 20, 2025, RBB Bancorp (the “Company”) issued a press release setting forth the financial results for the quarter ended September 30, 2025, and information relating to the Company’s quarterly conference call and webcast. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information furnished under Item 2.02 and Exhibit 99.1 of Item 9.01 of this Current Report on Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such Section, nor shall such information be deemed incorporated by reference into any registration statement or other filings of the Company under the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set for by specific reference in such filing.

Item 7.01 Regulation FD Disclosure.

On October 21, 2025, the Company will hold a conference call to discuss its financial results for the quarter ended September 30, 2025, and other matters relating to the Company. The Company has also made available on its website, www.royalbusinessbankusa.com, presentation materials containing certain historical and forward-looking information relating to the Company (the “Presentation Materials”). The Presentation Materials are furnished as Exhibit 99.2 hereto and are incorporated by reference herein. All information in Exhibit 99.2 is presented as of the particular date or dates referenced therein, and the Company does not undertake any obligation to, and disclaims any duty to, update any of the information provided.

The information furnished under Item 7.01 and Item 9.01 of this Current Report on Form 8-K (including Exhibit 99.2) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of such Section, nor shall such information be deemed incorporated by reference into any registration statement or other filings of the Company under the Securities Act, except as otherwise expressly stated in such filing.

Item 8.01 Other Events.

On October 20, 2025, RBB Bancorp announced that its Board of Directors declared a cash dividend of $0.16 per share of its common stock, payable on November 12, 2025, to common shareholders of record as of October 31, 2025. A copy of the press release announcing the cash dividend described in this Item 8.01 is attached as Exhibit 99.1 hereto and incorporated by reference herein. The information contained in Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of such Section, nor shall such information and Exhibit be deemed incorporated by reference into any registration statement or other filings of the Company under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release, dated October 20, 2025, announcing the financial results of RBB Bancorp for the quarter ended September 30, 2025

99.2	Presentation Materials

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RBB BANCORP (Registrant)

Date: October 20, 2025	By:	/s/ Lynn Hopkins
Lynn Hopkins
Chief Financial Officer